UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 5, 2005
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
           (Exact name of registrant as specified in its charter)


            Illinois                 1-7297               36-2855175
  (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)           File Number)      Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                 (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.
---------  -------------

On October 5, 2005, Nicor Inc. issued a press release announcing that Nicor Gas Company yesterday filed tariffs that have been accepted by the Chief Clerk of the Illinois Commerce Commission and that allowed Nicor Gas Company to put new rates into effect.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is filed as an exhibit to this report.

99.1  Press release of Nicor Inc. issued October 5, 2005.



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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date    October 5, 2005             /s/ PAUL C. GRACEY, JR.
      -------------------           -----------------------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel and
                                    Secretary




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Exhibit Index
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  Exhibit
   Number                          Description of Document
 ---------    -----------------------------------------------------------------

    99.1      Press release of Nicor Inc. issued October 5, 2005.